UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2017

ATLAS TECHNOLOGY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55457	47-1391708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15260 Ventura Boulevard, Suite 1010 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 992-8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into Material Definitive Agreements.

On December 4, 2017, Atlas Technology International, Inc. (the “Company”) entered into a stock redemption agreement (each, an “Agreement” and collectively, the “Agreements”) with each of the following shareholders for the purpose of redeeming shares of the Company’s common stock, par value $0.00001 (the “Shares”) held by such shareholders, as follows:

(i) Mr. Ying-Chien Lin, the Company’s chairman, president and a member of the Company’s board of directors, who held 28,000,000 Shares (representing approximately 47.8% of the outstanding Shares) and from whom the Company redeemed 18,000,000 Shares;

(ii) Chronos Investments Ltd. (“Chronos”), which held 2,500,000 Shares and from which the Company redeemed all 2,500,000 Shares;

(iii) Cygnus Management Ltd. (“Cygnus”), which held 2,500,000 Shares and from which the Company redeemed all 2,500,000 Shares; and

(iv) Silverciti Group Limited (“Silverciti”), which held 2,500,000 Shares and from which the Company redeemed all 2,500,000 Shares.

Pursuant to the applicable Agreement, the Company paid each shareholder $1.00 in consideration for their respective rights, title, and interest in their redeemed shares. The Shares were redeemed on December 4, 2017, simultaneously with the execution of the Agreements.

Following the Company’s acquisition of Shares from Mr. Lin, Mr. Lin and the Company’s chief executive officer and other director, Mr. Ming-Shu Tsai, will collectively retain approximately 61% ownership of the Company.

Each of the Agreements includes customary representations, warranties and covenants by the respective parties.

The foregoing descriptions of Mr. Lin’s Agreement, Chronos’ Agreement, Cygnus’ Agreement and Silverciti’s Agreement are not complete descriptions of all of the parties’ rights and obligations under the respective Agreements and are qualified in their entireties by reference to each of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Stock Redemption Agreement by and between Atlas Technology International, Inc. and Mr. Ying-Chien Lin dated as of December 4, 2017.
10.2	Stock Redemption Agreement by and between Atlas Technology International, Inc. and Chronos Investments Ltd. dated as of December 4, 2017.
10.3	Stock Redemption Agreement by and between Atlas Technology International, Inc. and Cygnus Investments Ltd. dated as of December 4, 2017.
10.4	Stock Redemption Agreement by and between Atlas Technology International, Inc. and Silverciti Group Limited dated as of December 4, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNOLOGY INTERNATIONAL, INC.

Date: December 8, 2017	By:	/s/ Ming-Shu Tsai
	Name:	Ming-Shu Tsai
	Title:	Chief Executive Officer

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